Exhibit 99.1

Strength and Power to Grow

Cautionary Statement Regarding Forward Looking Information Statements included in this presentation, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Venoco, Inc. (“Venoco” or “the Company”) cautions that assumptions, expectations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Some of the key factors which could cause actual results to vary from those Venoco expects include changes in natural gas and oil prices, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, the availability and cost of gathering and transportation facilities and transportation arrangements, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company’s ability to access them, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting Venoco’s business. More information about the risks and uncertainties relating to Venoco's forward-looking statements are found in the Company’s SEC filings, including under the heading "Risk Factors" in Venoco's registration statement on Form S-1 as declared effective by the SEC on November 16, 2006.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  Except as otherwise required by law, Venoco does not undertake any obligation to update any forward-looking or other statements as a result of new information, future events or otherwise.

About Venoco IPO November 17, 2006 Exchange/Ticker NYSE/VQ Market Cap $704 million (3/9/07) Shares outstanding 42.69 million Institutional ownership 27% (12/31/06)

Growth Strategy Stable, oil leveraged, long-lived asset base with significant resource potential Core operating areas contain large volumes of hydrocarbons in place Offshore California, Sacramento Basin and Hastings Field (Texas) 87.9 MMBOE of proven reserves (12/31/06) Potential for substantial upside from geologically adjacent opportunities Low-risk, multi-year drilling inventory with visible near-term production growth Over 650 identified locations (5+ years) 44% production CAGR since 1994 Successful, focused acquisition strategy $6.27/BOE reserve replacement cost since inception (1994) Large management equity stake

Company Overview

$200 MM 654 87.9 16,962 Total

$39 MM 7.8% 51 42% 37.4 44% 7,481 Coastal

California

$46 MM 8.6% 56 26% 22.6 18% 3,093 Texas

$115 MM 83.6% 547 32% 27.9 38% 6,388 Sacramento

Basin

2007 Capex

(Estimate) Drill Sites Proved Reserves

MMBOE

Daily Production

3Q 2006

BOE/D

Sacramento

Basin

Principal Fields

Grimes

Willows

Coastal

California

Principal Fields

South Ellwood

Sockeye

Santa Clara

Areas of Operations

Proved Reserves(1) 87.9 MMBOE

 56% Oil, 58% PD

 Q3 2006 Daily Production 17.0 MBOE/d

Proved Reserve Life Index(2) 14.2 years

 % of Properties Operated(3) 94%

1) Based on 12/31/06 reserve report.

2) Based on 12/31/06 proved reserves and 3Q06 production.

3) Based on 3Q06 production

Portfolio Highlights

Production Growth Sac Basin Three Acq’s Enron Bankruptcy Effect Historical Daily Production(1) BOE / d Net of divested properties. Includes 2Q and 3Q 2006 production from TexCal properties divided by 183 days plus 9 months of production for other Venoco properties divided by 273 days. See Guidance on page 22 and Cautionary Statement Regarding Forward Looking Information. ($ in millions) $62 $15 $3 Drilling Capex (2) (3) 10,472 10,394 11,445 17,069 to 24,000 22,000 0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 27,000 2003 2004 2005 9 mo 2006 2007E

EBITDA Growth ($ Millions) Historical Adjusted EBITDA(2) (1) (1) Pro forma for the TexCal acquisition. (2) See Appendix for our definition of Adjusted EBITDA and GAAP reconciliation. $124 $98 $62 $38 $0 $25 $50 $75 $100 $125 $150 $175 2003 2004 2005 YTD 3Q '06 PF

Capital Expenditures Estimated 2007 Capex by Geographic Region Estimated 2007 Capex by Category $200 million $200 million ($ in millions) ($ in millions) $39 $46 $115 $151 $29 $20 Texas 23% Coastal California 20% Sacramento Basin 57% Development Drilling 75% Exploration Delineation 10% Facilities 15%

Substantial Growth in Net Asset Value Venoco’s current project inventory provides for multiple opportunities to continue to increase proved reserves Identified Resource Potential Proved Reserves S. Ellwood Lease Extension Hastings Field CO2 Sacramento Basin Infill / Upside Monterey Shale Enhanced Recovery Other

 Based on acquisitions in South Ellwood (1997), Sockeye (1999) and Sacramento Basin (1996) 77% of acquired proved reserves remaining Reserve Growth Value Creation (MMBOE) 72.0 Proved PV10 Cumulative Free Cash Flow Proved Proved Cumulative Production (1) Cumulative production and free cash flow in the Sacramento Basin includes that from supplemental acreage purchased since 1996. (1) Acquisition Cost Cash Flow 52.8 40.8 31.2 At Acquisition As of 12/31/06 With Proven Results

Core Areas of Operation

Sacramento Basin Summary

167 BCF proved (100% gas; 38 MMCF/d net in 3Q06)

91%(1) drilling success rate since beginning of 2004

547 drilling locations / 400 recompletion opportunities

No downspacing restrictions

Year-round drilling

2006 Drilling - 60 new wells/ 34 recompletions

2006 capital expenditures of $78 million

2007 Plans

Drilling – 110 to 120 wells

Continue to increase leasehold position

83% of Total 547 Drilling Locations:

38% of Total 6,388 BOED Production:

32% of Total 27.8 MMBOE Proved Reserves:

Sacramento Basin

~170,000 net acres

Principal Fields

Grimes

Willows

(1) In Willows and Grimes Fields

Grimes Per Well Economics

0.8 BCF EUR Gross

92.9% Btu adjustment factor

$2,500/mo operating cost

$0.96MM Capex

Assumptions:

$6.50/MCF

100% WI

80% NRI

2.6% Taxes

PV10: $1.2 million IRR: 100%

Represents results that would be expected from a typical successful well in the Grimes field drilled in 2007, based on the assumptions set forth above. Assumptions relating to capital and operating expenditures and production are based on averages from similar wells in 2006. Capex does not include acquisition costs or cost of capital. Average working interests and net revenue interests in the field are 63% and 54%,

respectively. Actual results from any well may vary materially from our expectations.

See "Cautionary Statement Regarding Forward Looking Information.”

6

20

60

120

0

20

40

60

80

100

120

140

2004 2005 2006 2007

PF

0 1 2 3 4 5 6 7

New Wells

Rigs

80 acres 80 acres 80 acres 40 acres 40 acres 40 acres 40 acres 20 acres 20 acres 20 acres 20 acres Sacramento Basin Upside Potential Forbes Formation Infill Development Drilling Program Multiple stacked sands / isolated gas traps Majority of proved locations booked on 40-acre spacing; substantial upside through potential 20-acre infill program Low-cost recompletion program further enhances economics of each location Low risk downspacing opportunity - ~75% of Venoco’s existing wells drain less than 20 acres, ~50% drain less than 10 acres. 2,800 - 8,900 ft. 1,500 - 3,500 ft.

Hastings Field Summary Underexploited due to limited capital investment by previous owner 16% proved reserve growth since acquisition Increased net production to 2,434 BOEPD in December 2006 from 1,763 BOEPD in March 2006 Further increases possible through additional low risk opportunities 3D Seismic survey for deeper pay HASTINGS FIELD 0% of Total 2 Drilling Locations: 13% of Total 2,129 BOED Production: 16% of Total 13.8 MMBOE Proved Reserves: 38% Growth TexCal Acquisition Net BOE/d 1,400 1,600 1,800 2,000 2,200 2,400 2,600 Dec- 05 Jan- 06 Feb- 06 Mar- 06 Apr- 06 May- 06 Jun- 06 Jul- 06 Aug- 06 Sep- 06 Oct- 06 Nov- 06 Dec- 06

Hastings Field CO2 Project

VENOCO, INC.

Hastings Resource Profile


MMBOE
637
+14
+511
1,162
Historical Production
Proved Reserves
Remaining Oil in Place
Original Oil in Place

% of Original Oil in Place[1]

55%	1%	44%	100%

(1) Advanced Resources Int'l prepared for U.S. Department of Energy, March 2005: "Basin Oriented Strategies for CO2 Enhanced Oil Recovery."

- Venoco entered into an option agreement with Denbury Resources, Inc. on November 8, 2006
  - $50 million payment for agreement
  - Denbury pays Venoco PV10 for Hastings reserves to exercise the option between 11/1/08 & 11/1/09
  - Venoco retains a 2% override and a 22.3% reversionary interest following payout
- Phase I of the CO2 flood has the potential to add 15 to 30 million barrels net to Venoco
  - Ultimate potential up to 60 million barrels
  - No CO2 related reserves booked as of 12/31/06

15

California Offshore Reserve History Coastal California Summary 8% of Total 51 Drilling Locations: 44% of Total 7,481 BOED Production: 42% of Total 37.4 MMBOE Proved Reserves: Company expects a 4% base decline rate MMBOE Stable production & modest maintenance capex Massive fields with 3.6+ billion barrels OOIP 1% incremental recovery = 36 million bbls Significant barriers to entry Monterey Reservoir Unconventional/fractured shale 1,000 to 3,500 thick Multiple horizons & fault blocks 35.3 34.4 37.3 36.5 12/31/03 12/31/04 12/31/05 12/31/06

California Offshore Upside Potential South Ellwood Santa Clara Unit Expand reserves and production through low-risk development projects and targeted delineation of new horizons, including: Lease extension to east Monterey infill drilling Sockeye Field Waterflood project Horizontal Monterey development Sockeye Field Extension Improved imaging and drilling technologies may unlock substantial new reserves Santa Clara Field (Platform Grace) Permitted and approved Evaluating drilling and completion alternatives Lease extension  N

Financial Overview

Financial Strategy Accelerate development of low risk drilling inventory to increase EBITDA, cash flow and net asset value Significant free cash flow from low decline legacy assets will fund higher growth assets Maintain conservative financial policy: Fund capex from operating cash flow Preserve financial flexibility through undrawn revolver capacity Utilize oil and gas derivatives to limit commodity price downside risk Protects cash flow and supports equity returns and leverage Approximately 65% of PDP hedged (2007E – 2010E) Intensify efforts to increase efficiency: Lower cash operating costs (LOE and G&A) per BOE produced Monetize non-core assets Drive down reserve replacement costs ($6.27/BOE)

Operating Margins $/BOE Cash operating costs consist of production expenses (including production taxes) and transportation expenses. See Appendix for GAAP reconciliation. Does not include FAS 123 expenses. See Appendix for definition of Adjusted EBITDA and GAAP reconciliation. Estimates are the midpoint of operational guidance on page 22. (1) (3) (4) (2) $12.89 $13.43 $13.62 $15.45 $13.00 $3.79 $3.44 $4.30 $3.25 $15.35 $23.29 $26.12 $26.92 $2.77 2004 2005 2005 Pro Forma YTD 3Q06 ProForma 2007E Cash Operating Costs G&A Adjusted EBITDA

Capitalization ($ in millions) Pro Forma (1) 9/30/2006 Cash and cash equivalents 17.1 $ Plant, property and equipment, net 771.5 Total assets 889.2 Long-term debt, excluding current portion 522.4 Stockholders' equity 183.6 (1) Pro forma to reflect the issuance of 10 million shares of common stock on November 17, 2006 at $17.00 per share and the use of the net proceeds to repay long-term debt.

Guidance

($ in millions except unit costs)	9 Mo. Ended 9/30/06	2007E[1]
Average Daily Production (MBOE/d)	17.1	22.0 – 24.0
Cash Operating Costs[2] ($/BOE)	$15.70	$12.50 – $13.50
G&A ($/BOE)[3]	$4.30	$3.00 – $3.50
Capital Expenditures (Oil & Gas)	$135.1[4]	$200.0

1. The above information reflects estimates of certain results for the full year 2007 for Venoco. These estimates are made as of the date of this presentation and are based on assumptions and estimates that management believes are reasonable based on available information as of the date of this presentation; however, management's assumptions and Venoco's future performance are both subject to a wide range of business risks and uncertainties and there is no assurance that these goals and estimates can or will be met. Except as otherwise required by law, Venoco does not undertake any obligation to update these estimates as a result of new information, future events or otherwise. See "Cautionary Statement Regarding Forward-looking Statements" and the Company's filings with the SEC, including statements under the heading "Risk Factors" in the Company's registration statement on Form S-1 as declared effective by the SEC on November 16, 2006, for additional information relating to risks and uncertainties that may affect Venoco's business and performance.
2. Cash operating costs consist of production expenses (including production taxes) and transportation expenses. See Appendix for GAAP reconciliation.
3. Not Pro forma for TexCal acquisition and net of FAS 123R expenses of $1.8 million for the period.
4. Not pro forma for TexCal acquisition.

22

Venoco - Strength & Power to Grow! Low-risk, multi-year production growth 650+ drilling locations 44% Production CAGR since 1994 $6.27/BOE ($1.05/MCFE) reserve replacement since 1994 Geologically-proven resource in place offers visible potential for reserve growth Multiple, easily identifiable avenues of tangible net asset value accretion Long-lived, oil-levered asset base provides optionality Significant CO2 opportunity Management / shareholder alignment Proven ability to create shareholder wealth

Appendix

GAAP Reconciliations Cash Operating Costs Cash operating costs consist of production expenses (including production taxes) and transportation expenses. Year Ended December 31, Nine Months Ended September 30, 2004 2005 2005 2006 Production expenses 49,567 $ 54,038 $ 76,239 $ 69,100 $ Transportation expenses 2,915 2,596 2,768 2,284 Total 52,482 $ 56,634 $ 79,007 $ 71,384 $ General and administrative, net of capitalized amounts 11,272 $ 16,007 $ 19,982 $ 21,099 $ Cash Operating Costs/BOE 12.89 $ 13.43 $ 13.62 $ 15.45 $ G&A/BOE 2.77 $ 3.79 $ 3.44 $ 4.57 $ Production (BOE) 4,072 4,218 5,802 4,619 Year Ended December 31, Historical Pro Forma

GAAP Reconciliations Adjusted EBITDA We define adjusted EBITDA as net income before (i) net interest expense, (ii) income tax expense, (iii) depreciation, depletion and amortization, (iv) amortization of deferred loan costs, (v) the cumulative effect of change in accounting principle, (vi) pre-tax unrealized gains and losses on derivative instruments and (vii) non-cash expenses relating to share-based payments under FAS 123R. Historical Year Ended December 31, Nine Months Ended September 30, 2003 2004 2005 2005 2006 Net income 11,179 $ 23,506 $ 16,110 $ 2,202 $ 21,748 $ Interest expense, net 2,125 2,269 13,673 56,445 45,606 Income tax expense 7,876 16,088 10,300 1,000 14,150 DD&A 16,161 16,489 21,680 55,381 50,949 Amortization of deferred loan costs 370 3,050 1,755 4,785 3,507 Cumulative effect of change in accounting principle 411 - - - - Pre-tax unrealized losses on derivative instruments - 1,096 34,725 31,750 (13,470) Pre-tax share based payments - - - - 1,845 Adjusted EBITDA 38,122 $ 62,498 $ 98,243 $ 151,563 $ 124,335 $ Production (BOE) 4,049 4,072 4,218 5,802 4,619 Adjusted EBITDA/BOE 9.42 $ 15.35 $ 23.29 $ 26.12 $ 26.92 $ Pro Forma Year Ended December 31,